Exhibit 99.3

GLOBAL CROSSING LIMITED

as Issuer

and

THE OTHER CREDIT PARTIES REFERRED TO HEREIN,

as Guarantors

4.7% SENIOR SECURED MANDATORY

CONVERTIBLE NOTES DUE 2008

AMENDMENT NO. 1 TO INDENTURE

Dated as of May 30, 2006

WELLS FARGO BANK, NATIONAL ASSOCIATION

as Trustee

$250,000,000

i

AMENDMENT NO. 1 TO INDENTURE (the “Amendment”), dated as of May 30, 2006, by and among GLOBAL CROSSING LIMITED, a company duly organized and validly existing under the laws of Bermuda (the “Issuer”), GLOBAL CROSSING (UK) TELECOMMUNICATIONS LIMITED, a company organized under the laws of England and Wales (“GCUK Telecom”), the other entities identified on the signature pages hereto under the caption “UK ENTITIES” (collectively, the “UK Entities”), and the other entities identified on the signature pages hereto under the caption “GUARANTORS” (such other entities (excluding the UK Entities), and any entity that shall become a Guarantor hereunder pursuant to Section 4.19 hereof, being herein called the “Guarantors” and, together with the Issuer and the UK Entities, the “Credit Parties”), WELLS FARGO BANK, NATIONAL ASSOCIATION, as trustee and agent for the Holders (in such capacities, the “Trustee”) for the benefit of the holders of the Notes (as hereinafter defined) and STT CROSSING LTD., a company organized under the laws of Mauritius (“STT Crossing”).

W I T N E S S E T H:

WHEREAS, pursuant to that certain Indenture dated December 23, 2004 (the “Original Indenture”) among the Issuer, the other Credit Parties and the Trustee, the Issuer issued $250,000,000 in aggregate principal amount of its 4.7% Senior Secured Mandatory Convertible Notes due 2008 (the “Notes”);

WHEREAS, 100% of the issued and outstanding Notes are held by STT Crossing;

WHEREAS, the Credit Parties and STT Crossing wish to amend the Original Indenture as provided herein and have consented to this Amendment and directed the Trustee to execute and deliver this Amendment;

NOW, THEREFORE, IT IS COVENANTED AND AGREED, for and in consideration of the foregoing premises, for the benefit of the Issuer, the other Credit Parties and the Trustee and for the ratable benefit of the holders from time to time of the Notes, as follows:

ARTICLE 1

DEFINITIONS AND INCORPORATION BY REFERENCE

Section 1.1 Definitions. All capitalized terms not otherwise defined herein shall have the meanings accorded those terms in the Original Indenture.

Section 1.2 Rules of Construction. The rules of construction set forth in Section 1.04 of the Indenture are incorporated herein by reference and shall apply hereto as if fully set forth herein.

ARTICLE 2

AMENDMENT

Section 2.1 Amendment of Working Capital Facility. The definition of “Working Capital Facility” in Section 1.01 of the Original Indenture is hereby restated and replaced in its entirely by the following:

“Working Capital Facility” means any facility entered into by the Issuer or any of its direct or indirect Subsidiaries, as borrower, and one or more of the Guarantors as borrowers or guarantors, with one or more banks or other institutional lenders who are not Affiliates of the Issuer providing for (a) the making of revolving credit loans or advances to the Issuer and/or (b) the issuance of letters of credit for the account of the Issuer, each as amended, restated, modified, renewed, refunded, replaced or refinanced in whole or in part from time to time; provided that such term shall not include (i) any facility or agreement in respect of a Qualified Receivables Transaction and (ii) any financing arrangements and agreements permitted under clauses (d) through (k) and (m) of Section 4.09 hereof.”

Section 2.2 No Other Amendments. Except as expressly modified by Section 2.1 above, the Original Indenture is unmodified and in full force and effect.

ARTICLE 3

AUTHORIZATION

Section 3.1 Consent by Sole Holder. STT Crossing hereby represents and warrants to the Trustee that it is the legal and beneficial owner of 100% in aggregate outstanding principal amount of the Notes and is duly authorized to execute and deliver this Amendment, and such power has not been granted, delegated or assigned to any other person. In accordance with Section 10.02 of the Indenture, STT Crossing, as sole holder of the Notes, hereby consents to the amendment of the Indenture contained herein and authorizes and directs the Trustee to execute and deliver this Amendment.

ARTICLE 4

REPRESENTATIONS AND WARRANTIES

Each of the Credit Parties represents to the Trustee and STT Crossing, and STT Crossing represents to the Credit Parties and the Trustee, as follows:

Section 4.1 Due Authorization; Enforceability. It has all right, corporate power and authority to enter into, execute and deliver this Amendment and to consummate the transactions contemplated hereby. Its execution and delivery of this Amendment and its compliance with each of the provisions of this Amendment are within its corporate power and authority and have been duly authorized by all requisite corporate and other action on its part, and no further approval of its Board of Directors is required for its entry into this Amendment and the transactions contemplated hereby. This Amendment has been duly and validly executed and delivered by it and this Amendment constitutes its legal, valid and binding agreement, enforceable against it in accordance with its terms, except as such enforcement is limited by bankruptcy, insolvency and other similar laws affecting the enforcement of creditors’ rights generally and for limitations imposed by general principles of equity.

Section 4.2 No Conflicts or Violations; Consents. Neither the execution, delivery or performance by it of this Amendment nor the consummation by it of the transactions contemplated hereby will: (i) conflict with, or result in a breach or violation of, any provision of its memorandum of association, certificate of incorporation or bylaws or other organizational documents; (ii) constitute, with or without notice or the passage of time or both, a breach, violation or default, create any encumbrance, or give rise to any right of termination, modification, cancellation, prepayment, suspension, limitation, revocation or acceleration, under any law applicable to or binding on it or any provision of any contract, agreement or other arrangement to which it is a party or (iii) require any consent, approval or authorization of, notification to, filing with, or exemption or waiver by, any governmental entity or any other person on its part.

ARTICLE 5

MISCELLANEOUS

Section 5.1 Successors and Assigns. This Amendment shall bind and inure to the benefit of each party hereto and to each party’s respective successors, permitted assigns, heirs and personal representatives.

Section 5.2 Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original instrument, but all together shall constitute one agreement.

Section 5.3 Headings. The headings of the sections of this Amendment have been inserted for convenience of reference only and shall not be deemed to be a part of this Amendment.

Section 5.4 Governing Law; Submission to Jurisdiction. This Amendment, as it amends and modifies the Indenture, shall be governed by and shall be construed and enforced in accordance with the internal laws of the State of New York. Each party hereto hereby consents to the jurisdiction of any state or federal court located within the county of New York, State of New York and irrevocably agrees that all actions or proceedings arising out of or relating to this Amendment shall be litigated in such courts. Each party hereto hereby expressly submits and consents to the jurisdiction of the aforesaid courts and waives any defense of forum non conveniens. Each party hereto hereby waives personal service of any and all process and agrees that all such service of process may be made upon it by certified or registered mail, return receipt requested, addressed to such party at its respective address set forth in this Amendment and service so made shall be complete ten (10) days after the same has been posted.

Section 5.5 Waiver of Jury Trial. EACH PARTY HERETO HEREBY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY ACTION, PROCEEDING OR LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AMENDMENT.

Section 5.6 Severability. If any term or other provision of this Amendment is invalid, illegal or incapable of being enforced by any rule of law or public policy, all other conditions and provisions of this Amendment shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Amendment so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the fullest extent possible.

Section 5.7 No Interpretation Against Drafter. This Amendment is the product of negotiations among the parties hereto represented by counsel and any rules of construction relating to interpretation against the drafter of an agreement shall not apply to this Amendment and are expressly waived.

Section 5.8 Waiver of Sovereign Immunity. To the extent that STT Crossing or any of its property or subsidiaries is or becomes, in connection with this Amendment, entitled at any time to any immunity on the grounds of sovereignty or otherwise from any legal action, suit or proceeding, from set-off or counterclaim, from the jurisdiction of any competent court, from service of process, from attachment prior to judgment, from attachment in aid of execution, or from execution prior to judgment, or other legal process in any jurisdiction, STT Crossing for itself, its subsidiaries and their property, to the extent permitted by law, does hereby irrevocably and unconditionally waive, and agrees not to plead or claim, any such immunity with respect to its obligations, liabilities or any other matter under or arising out of or in connection with the Amendment or any other documents entered into in connection herewith or therewith or the subject matter hereof or thereof.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to Indenture to be duly executed in their respective capacities as set forth below as of the date first written above.

ISSUER GLOBAL CROSSING LIMITED

By:	/s/ MITCHELL SUSSIS
Name:	Mitchell Sussis
Title:	Vice President

GUARANTORS

U.S. GUARANTORS

ALC COMMUNICATIONS CORPORATION

BUDGET CALL LONG DISTANCE, INC.

BUSINESS TELEMANAGEMENT, INC,

GC DEV. CO., INC.

GC PACIFIC LANDING CORP.

GLOBAL CROSSING ADVANCED CARD SERVICES, INC.

GLOBAL CROSSING BANDWIDTH, INC.

GLOBAL CROSSING BILLING, INC.

GLOBAL CROSSING DEVELOPMENT CO.

GLOBAL CROSSING EMPLOYEE SERVICES INC.

GLOBAL CROSSING GLOBALCENTER HOLDINGS, INC.

GLOBAL CROSSING HOLDINGS USA, LLC

GLOBAL CROSSING INTERNET DIAL-UP, INC.

GLOBAL CROSSING LATIN AMERICA & CARIBBEAN CO.

GLOBAL CROSSING LOCAL SERVICES, INC.

GLOBAL CROSSING NORTH AMERICA, INC.

GLOBAL CROSSING NORTH AMERICAN HOLDINGS, INC.

GLOBAL CROSSING NORTH AMERICAN NETWORKS, INC.

GLOBAL CROSSING TELECOMMUNICATIONS, INC.

GLOBAL CROSSING TELEMANAGEMENT, INC.

GLOBAL CROSSING USA INC.

GT LANDING CORP.

GT LANDING II CORP.

IXNET, INC.

MAC LANDING CORP.

PAC LANDING CORP.

SUBSIDIARY TELCO, LLC

US CROSSING, INC.

By:	/s/ MITCHELL SUSSIS
Name:	Mitchell Sussis
Title:	Vice President

UK ENTITY

This deed is delivered at the date written at the start of this deed.

Executed as a deed by

GLOBAL CROSSING (UK) TELECOMMUNICATIONS LIMITED

By:	/S/ PHILIP CASSON METCALF
Name:	Philip Casson Metcalf
Title:	Managing Director

BERMUDIAN GUARANTORS

Executed as a deed by GLOBAL CROSSING INTERNATIONAL, LTD.		Executed as a deed by GLOBAL CROSSING NETWORK CENTER LTD.

By:	/s/ LORRAINE DEAN	By:	/s/ LORRAINE DEAN
Name:	Lorraine Dean	Name:	Lorraine Dean
Title:	Director	Title:	Director

Executed as a deed by GLOBAL CROSSING HOLDINGS LIMITED		Executed as a deed by PAC PANAMA LTD.

By:	/s/ LORRAINE DEAN	By:	/s/ LORRAINE DEAN
Name:	Lorraine Dean	Name:	Lorraine Dean
Title:	Director	Title:	Director

Executed as a deed by ATLANTIC CROSSING LTD.		Executed as a deed by SOUTH AMERICAN CROSSING HOLDINGS LTD.

By:	/s/ LORRAINE DEAN	By:	/s/ LORRAINE DEAN
Name:	Lorraine Dean	Name:	Lorraine Dean
Title:	Director	Title:	Director

Executed as a deed by GLOBAL CROSSING ASIA HOLDINGS LTD.		Executed as a deed by GLOBAL CROSSING INTERNATIONAL NETWORKS LTD.

By:	/s/ LORRAINE DEAN	By:	/s/ LORRAINE DEAN
Name:	Lorraine Dean	Name:	Lorraine Dean
Title:	Director	Title:	Director

CANADIAN GUARANTORS

GLOBAL CROSSING CONFERENCING-CANADA, LTD.

GLOBAL CROSSING TELECOMMUNICATIONS-CANADA, LTD.

By:	/s/ MITCHELL SUSSIS
Name:	Mitchell Sussis
Title:	Vice President

UK GUARANTORS

This deed is delivered at the date written at the start of this deed.

Executed as a deed by

ATLANTIC CROSSING HOLDINGS U.K. LIMITED

GEOCONFERENCE LIMITED

GLOBAL CROSSING CONFERENCING LIMITED

GLOBAL CROSSING NETWORK CENTER (UK) LIMITED

GT U.K. LTD.

GLOBAL CROSSING FINANCIAL MARKETS LIMITED (formerly known as IXnet UK Limited)

MID-ATLANTIC CROSSING HOLDINGS UK LIMITED

PAN AMERICAN CROSSING UK LIMITED

GLOBAL CROSSING (BIDCO) LIMITED

By:	/S/ PHILIP CASSON METCALF
Name:	Philip Casson Metcalf
Title:	Managing Director

Executed as a deed by

GC PAN EUROPEAN CROSSING UK LIMITED

GLOBAL CROSSING EUROPE LIMITED

By:	/S/ PIETER DUIJVES
Name:	Pieter Duijves
Title:	Director

IRISH GUARANTORS

SIGNED, SEALED AND DELIVERED by GLOBAL CROSSING IRELAND LIMITED by its duly appointed attorney:		SIGNED, SEALED AND DELIVERED by GLOBAL CROSSING SERVICES IRELAND LIMITED by its duly appointed attorney:

By:	/S/ JOSE ANTONIO RIOS	By:	/S/ JOSE ANTONIO RIOS
Name:	Jose Antonio Rios	Name:	Jose Antonio Rios

Witnesseth:		Witnesseth:
Name:		Name:

SIGNED, SEALED AND DELIVERED by GLOBAL CROSSING SERVICES EUROPE LIMITED by its duly appointed attorney:

By:	/S/ JOSE ANTONIO RIOS
Name:	Jose Antonio Rios

Witnesseth:
Name:

EUROPEAN GUARANTORS

GLOBAL CROSSING CYPRUS HOLDINGS LIMITED

By:	/S/ QAMAR QADEER
Name:	Qamar Qadeer
Title:	Director

GC HUNGARY HOLDINGS VAGYONKEZELÖ KORLÁTOLT FELELÖSSÉGÜ TÁRSASÁG

By:	/S/ SHEELA CRIBBIN
Name:	Sheela Cribbin
Title:	Director

GC LANDING CO. GmbH

GLOBAL CROSSING VENEZUELA B.V.

GT NETHERLANDS B.V.

By:	/S/ JOSE ANTONIO RIOS
Name:	Jose Antonio Rios
Title:	Director

GC PAN EUROPEAN CROSSING LUXEMBOURG I S.À.R.L.

GC PAN EUROPEAN CROSSING LUXEMBOURG II S.À.R.L.

By:	/S/ ARTHUR ESHUIS
Name:	Arthur Eshuis
Title:	Manager

GC PAN EUROPEAN CROSSING ITALIA S.R.L.

GC PAN EUROPEAN CROSSING BELGIE B.V.B.A.

GLOBAL CROSSING PEC DANMARK ApS (formerly known as GC Pan European Crossing Danmark A.P.S.)

GC PAN EUROPEAN CROSSING DEUTSCHLAND GmbH

GC PAN EUROPEAN CROSSING HOLDINGS B.V.

GLOBAL CROSSING PEC NEDERLAND B.V.

GC PAN EUROPEAN CROSSING NETWORKS B.V.

GC PAN EUROPEAN CROSSING SVERIGE AB

GLOBAL CROSSING PEC SWITZERLAND GmbH

By:	/S/ PETER DUIJVES
Name:	Peter Duijves
Title:	Manager Director Europe

CARIBBEAN AND LATIN AMERICAN GUARANTORS

GC SAC ARGENTINA S.R.L.

By:	/s/ LUISA D. CERAR
Name:	Luisa D. Cerar
Title:	Director

GC ST. CROIX COMPANY, INC.

By:	/s/ MARC ARON
Name:	Marc Aron
Title:	Vice President

GLOBAL CROSSING MEXICANA S. DE R.L. DE C.V.

By:	/s/ ADRIAN GONZALEZ
Name:	Adrian Gonzalez
Title:	Director

GLOBAL CROSSING MEXICANA II S De R.L. De C.V.

By:	/s/ ADRIAN GONZALEZ
Name:	Adrian Gonzalez
Title:	Director

GLOBAL CROSSING PANAMA INC.

By:	/s/ LUDWIG DILLMAN
Name:	Ludwig Dillman
Title:	Attorney in Fact

SAC BRASIL HOLDING LTDA.

By:	/S/ SERGIO RIBEIRO
Name:	Sergio Ribeiro
Title:	Attorney in Fact

SAC BRASIL S.A.

S.A.

By:	/S/ SERGIO RIBEIRO
Name:	Sergio Ribeiro
Title:	Attorney in Fact

SAC CHILE S.A.

By:	/S/ SERGIO SOTO
Name:	Sergio Soto
Title:	Attorney in Fact

SAC PANAMA S.A.

By:	/S/ LUDWIG DILLMAN
Name:	Ludwig Dillman
Title:	Attorney in Fact

SAC PERU S.R.L.

By:	/S/ RICARDO AGUILAR
Name:	Ricardo Aguilar
Title:	Attorney in Fact

GLOBAL CROSSING PERU S.R.L.

By:	/S/ MARC ARON
Name:	Marc Aron
Title:	Director

GLOBAL CROSSING VENEZUELA B.V.

By:	/S/ GISELA GOMEZ
Name:	Gisela Gomez
Title:	Attorney in Fact

TRUSTEE WELLS FARGO BANK, NATIONAL ASSOCIATION, as Trustee

By:	/s/ JANE Y. SCHWEIGER
Name:	Jane Y. Schweiger
Title:	Vice President

STT CROSSING STT CROSSING LTD

By:	/s/ STEPHEN GEOFFREY MILLER
Name:	Stephen Geoffrey Miller
Title:	Director